UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2007

THE SERVICEMASTER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee 38120
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a — 12 under the Exchange Act (17 CFR 240.14a — 12)

☐                                    Pre-commencement communications pursuant to Rule 14d — 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐                                    Pre-commencement communications pursuant to Rule 13e — 4(c) under the Exchange Act (17 CFR 240.13e — 4(c))

The ServiceMaster Company (“ServiceMaster”) will file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders, a proxy statement soliciting proxies for the meeting of its stockholders to be called with respect to the acquisition of ServiceMaster by an investment group led by Clayton, Dubilier & Rice, Inc.

SERVICEMASTER STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THEM BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

ServiceMaster stockholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  ServiceMaster stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents by directing a request by mail or telephone to The ServiceMaster Company, 3250 Lacey Road, Suite 600, Downers Grove, Illinois 60515, Attention: Corporate Secretary, telephone: 630-663-2000, or from ServiceMaster’s website, www.svm.com.

ServiceMaster and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders of ServiceMaster with respect to the proposed acquisition.  Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in ServiceMaster’s proxy statement relating to the proposed acquisition when it is filed with the SEC.  Information regarding certain of these persons and their beneficial ownership of ServiceMaster common stock as of March 8, 2006 is also set forth in ServiceMaster’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 20, 2006.

Item 8.01. Other Events.

On March 18, 2007, ServiceMaster entered into an Agreement and Plan of Merger with CDRSVM Topco, Inc. and CDRSVM Acquisition Co. (the “Merger Agreement”).  On March 19, 2007, ServiceMaster issued a press release announcing it had entered into the Merger Agreement, pursuant to which ServiceMaster is to be acquired by an investment group led by Clayton, Dubilier & Rice, Inc.  A copy of such press release is furnished as Exhibit 99.1 hereto.

On March 19, 2007, ServiceMaster sent a letter to its franchisees announcing to them the execution of the Merger Agreement.  A copy of this letter is furnished as exhibit 99.2 hereto.

On March 19, 2007, ServiceMaster distributed a letter to its employees announcing to them the execution of the Merger Agreement.  A copy of this letter is furnished as exhibit 99.3 hereto.

On March 19, 2007, ServiceMaster distributed to its employees a question and answer document relating to the announcement of the execution of the Merger Agreement.  A copy of this document is furnished as exhibit 99.4 hereto.

On March 19, 2007, ServiceMaster distributed a separate question and answer document to employees at its Downers Grove, Illinois office relating to the announcement of the execution of the Merger Agreement as it relates to employees in such office.   A copy of this document is furnished as exhibit 99.5 hereto.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

99.1  Press release dated March 19, 2007 issued by The ServiceMaster Company

99.2  Letter to franchisees dated March 19, 2007 from The ServiceMaster Company

99.3  Letter to employees dated March 19, 2007 from The ServiceMaster Company

99.4  Question and Answers for employees dated March 19, 2007

99.5  Question and Answers for employees in Downers Grove, Illinois office dated March 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2007		THE SERVICEMASTER COMPANY

	By:	/s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel